THE FOLLOWING WILL BE MAILED OUT TO SHAREHOLDERS BEGINNING 5/4/94:



MAILING TO OUTSIDE STOCKHOLDERS:

WEIRTON STEEL CORPORATION

The Board of Directors respectfully requests your support for the future of our ESOP in voting YES for the equity issue and the changes in the composition of the Board and the qualifications of its directors.

Because of the 80% total vote requirement, your YES vote is crucial to Weirton Steel's future. Remember, a non-vote is a NO vote.

Cast Your Vote and VOTE YES!

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BALLOT BOX
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MAILING TO ESOP STOCKHOLDERS:

WEIRTON STEEL CORPORATION

The Board of Directors respectfully requests your support for the future of our ESOP in voting YES for the equity isue and the changes in the composition of the Board and the qualifications of its directors.

Cast Your Vote ... YES!

Proceeds from this public offering will be used to pay off debt and contribute to the Company's pension plan, both of which will strengthen our Company for the years ahead.

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BALLOT BOX
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